                                                                    EXHIBIT 10.2

         VOID AFTER 5:00 P.M., PACIFIC
         TIME, ON NOVEMBER __, 2009

         THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                        Right to Purchase [_______] Shares of
                                        Common Stock, $.001 par value per share
Date:    November __, 2004

                                 LIFEPOINT, INC.
                         STOCK PURCHASE WARRANT NO. ___

         THIS CERTIFIES THAT, for value received, __________________, or its registered assigns, is entitled to purchase from LIFEPOINT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), ________________(________) fully paid and nonassessable shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to (i) $0.28 from the date hereof through the one year anniversary of the date hereof (the "First Year Exercise Price") if the exercise price is paid to the Company in cash, and (ii) $0.40 from the one year anniversary of the date hereof through the expiration of the Exercise Period. Notwithstanding the foregoing, the number of shares of the Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

         This Warrant is subject to the following terms, provisions and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company by 4:30 p.m., Pacific time, on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the holder is effectuating a Cashless Exercise (as defined below) delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement; provided, however, that the holder shall not be permitted to effectuate a Cashless Exercise with respect to the First Year Exercise Price. This Warrant may be exercised at any time after the date hereof until the end of the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of the Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of the Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price (as defined in Section 4(j) below) of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of the Common Stock. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the payment received by the Company and the completed Exercise Agreement shall have been delivered or, if such date is not a business date, on the next succeeding business date. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall (by the Company or through its transfer agent) be delivered (i.e., deposited with a nationally recognized overnight courier service postage prepaid) to the holder hereof within a reasonable time, not exceeding two (2) business days, after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend pursuant to the terms of the Securities Purchase Agreement and the holder is not obligated to return such certificate for the placement of a legend thereon, (pursuant to the terms of the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT") or otherwise may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         If, at any time following the Company's receipt of the Stockholder Approvals (as defined in the Securities Purchase Agreement), a holder of this Warrant submits this Warrant and an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement (including pursuant to a Cashless Exercise), and the Company fails for any reason to deliver, on or prior to the fourth (4th) business day following the expiration of the Delivery Period for such exercise, the number of shares of the Common Stock to which the holder is entitled upon such exercise (an "EXERCISE DEFAULT"), then the Company shall pay to the holder payments ("EXERCISE DEFAULT PAYMENTS") for an Exercise Default in the amount of (a) (N/365), multiplied by (b) the Market Price on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with this
Section 1 (the "EXERCISE DEFAULT DATE"), multiplied by (c) the number of shares of the Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (d) .15, where N = the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into shares of the Common Stock, at the holder's option, as follows:

                  a. In the event the holder elects to take such payment in cash, cash payment shall be made to holder by the fifth (5th) day of the month following such election; and

                  b. In the event the holder elects to take such payment in shares of the Common Stock, the holder may convert such payment amount into shares of the Common Stock at the lower of the Exercise Price or the Market Price (as defined in Section 4(j)) (as in effect at the time of conversion) at any time after the fifth (5th) day of the month following the month in which it has accrued.

                  Nothing herein shall limit the holder's right, following the Company's receipt of the Stockholder Approvals, to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of the Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of the Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

         2. PERIOD OF EXERCISE. This Warrant is immediately exercisable, at any time or from time to time on or after the date of initial issuance of this Warrant (the "ISSUE DATE") and before 4:30 p.m., Pacific time, on that date which is five (5) years after the Issue Date (the "EXERCISE PERIOD"). Commencing on _________ __, 2004, the Exercise Period shall automatically be extended by one (1) day for each day during the Exercise Period (or any extension thereof) on which the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof.

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  a. SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

                  b. RESERVATION OF SHARES. During the Exercise Period, subject to the Company's receipt of the Stockholder Approvals, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of the Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) hereof).

                  c. LISTING. Following the Company's receipt of the Stockholder Approvals, the Company shall promptly secure the listing of the shares of the Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of the Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of the Common Stock shall be so listed, such listing of all shares of the Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                  d. CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of the Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of the Common Stock upon the exercise of this Warrant.

                  e. SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

                  f. BLUE SKY LAWS. In the event the issuance of the Warrant Shares is not within an applicable exemption thereto, the Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

         4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to Section 2 hereof shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                  a. SUBDIVISION OR COMBINATION OF THE COMMON STOCK. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of the Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of the Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  b. ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of the Common Stock issuable upon exercise of this Warrant and for which this Warrant is or may become exercisable shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Common Stock issuable or for which this Warrant is or may become exercisable (as applicable) upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  c. CONSOLIDATION, MERGER OR SALE. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of the Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. Notwithstanding the foregoing, in the event of any such sale or conveyance, the holder of this Warrant shall, at its option, have the right to receive cash consideration equal to the fair market value of this Warrant as determined in accordance with customary valuation methodology used in the investment banking industry if any such merger, consolidation, sale or conveyance either involves (x) the receipt of cash consideration by the equity holders of the Company's capital stock or (y) (i) the sale of the securities issuable upon exercise of all Warrants immediately following such event is not either registered with the Securities and Exchange Commission or exempt from all applicable federal and state registration requirements and such securities are not listed for trading on the New York Stock Exchange, the American Stock Exchange (the "AMEX"), the Nasdaq National Market or the Nasdaq SmallCap Market, and (ii) the average weekly reported volume of trading of such securities on the principal exchange or market on which such securities are traded for the twelve
(12) calendar weeks immediately preceding the public announcement of such transaction, is less than the product of the aggregate number of shares issuable upon exercise of all Warrants following such event and ten (10).

                  d. DISTRIBUTION OF ASSETS. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of the Common Stock as a partial liquidating dividend, stock repurchase by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), at any time during the Exercise Period, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of the Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of the Common Stock on the record date for the determination of stockholders entitled to such Distribution. If the Company distributes rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with their terms prior to the expiration of the Exercise Period, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder hereof receives such securities pursuant to the exercise hereof.

                  e. NOTICE OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial or accounting officer of the Company.

                  f. MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  g. NO FRACTIONAL SHARES. No fractional shares of the Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of the Common Stock on the date of such exercise.

                  h. OTHER NOTICES. In case at any time:

                  i. the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                           ii. the Company shall offer for subscription pro rata
to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           iii. there shall be any capital reorganization of the
Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                           iv. there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of the Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of the Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of the Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their shares of the Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least ten (10) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no circumstance prior to the information being publicly disclosed. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

                  i. CERTAIN EVENTS. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(e) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of the Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

                  j. CERTAIN DEFINITIONS.

                           i. "MARKET PRICE" means, for any security as of any
date, the volume weighted average price of such security for the twenty (20) consecutive days immediately preceding such date on the AMEX or other principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to holders of a at least 50.1% of the then outstanding shares of Series E Preferred Stock ("MAJORITY HOLDERS") if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively, "BLOOMBERG"), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Company.

                           ii. "COMMON STOCK," for purposes of this Section 4,
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of the Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of the Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(c) hereof, the stock or other securities or property provided for in such Section.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. TRANSFER, EXCHANGE, REDEMPTION AND REPLACEMENT OF WARRANT.

                  a. RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and (g) hereof and to the provisions of Sections 2(f) and 2(g) of the Securities Purchase Agreement, provided further, that this Warrant and the rights granted to the holder hereof are not transferable to direct competitors of the Company or persons or entities that have announced plans to compete directly with the Company. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

                  b. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of the Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender and all such warrants thereafter constituting the Warrant referenced herein..

                  c. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  d. CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall hold harmless and indemnify the holder of this Warrant from and against, and shall compensate and reimburse such holder for, any damages which are directly or indirectly suffered or incurred by such holder or to which such holder may otherwise become subject (regardless of whether or not such damages relate to any third party claim) (including legal fees) and which arise from or as a result of, or are directly or indirectly connected with any breach of any of the Company's covenants set forth herein, including, but not limited to, all costs in connection with the enforcement of its rights hereunder.

                  e. WARRANT REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  f. EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) delivery to the Company of a written opinion of legal counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company, confirming such matters as shall be required by applicable securities laws, and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

                  g. ADDITIONAL RESTRICTIONS ON EXERCISE OR TRANSFER.

                           i. In no event shall the holder hereof have the right
to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder or any of its affiliates together beneficially owning more than the greater of (a) 4.99% of the outstanding shares of Common Stock or (b) that percentage of the outstanding shares of Common Stock held by such holder and its affiliates immediately prior to the Issue Date (including in such calculation any shares of Common Stock underlying warrants to purchase Common Stock (other than this Warrant) held by such holder immediately prior to the Issue Date); provided, however, that a holder who, prior to the date of this Warrant, has expressed its desire not to be bound by the foregoing limitation, may not be bound by such limitations to the extent that they have heretofore entered into an agreement with the Company not to be so bound by such limitation. For purposes of this Section 7(g), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 7(g) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change. Notwithstanding the forgoing, this Section 7(g) shall not apply to any party to the Securities Purchase Agreement who notifies the Corporation in writing that this Section 7(g) shall not be applicable to such holder.

                           ii. Until the Company has obtained the Stockholder
Approvals, the aggregate number of shares of Common Stock that may be issued by the Company (in exercise of this Warrant, conversion of the Series E Preferred Stock, or otherwise in connection with the Securities Purchase Agreement) shall be limited to ensure that the total aggregate number of shares of Common Stock issued to the Holders does not exceed 19.999% of the total number of issued and outstanding shares of Common Stock at the time of the Issuance Date.

                           iii. If at anytime following receipt of the
Stockholder Approvals the Company is prohibited by Rule 713 of the AMEX Company Guide or any successor or similar rule, or the rules of any other securities exchange or automated quotation system on which the Common Stock is then listed or traded (a "TRIGGERING EVENT"), from issuing all of the shares of Common Stock issuable upon complete exercise of the Warrants, the Company shall immediately notify the holders of the Warrants of such Triggering Event and, within a period of five (5) days after the occurrence of such Triggering Event, purchase from each such holder, at a per share purchase price of an amount equal to the greater of (a) the then applicable Conversion Price plus the difference between the then applicable Conversion Price and the Market Price and (b) the then applicable Conversion Price multiplied by 1.25 (the "PER SHARE PRICE"), such whole number of Warrants such that the Common Stock issuable upon complete exercise of the Warrants is no longer prohibited by Rule 713 of the AMEX Company Guide (or any successor or similar rule) or the rules of any other securities exchange or automated quotation system on which the Common Stock is then listed or traded.

         8. REGISTRATION RIGHTS. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

         9. NOTICES. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         10. If to the Company:

                           LifePoint, Inc.
                           1205 South Dupont Street
                           Ontario, California  91761
                           Telephone:  (909) 418-3000
                           Telecopy:  (909) 418-3003
                           Attn:  Linda H. Masterson, Chief Executive Officer

                           with a copy to:

                           Latham & Watkins LLP
                           600 W. Broadway, Suite 1800
                           San Diego, CA
                           Telephone: (619) 236-1234
                           Telecopy: (619) 696-7419
                           Attn: David A. Hahn, Esq.

If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.

         11. GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of choice of law or conflicts of law. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the County and State of Delaware in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding shall be determined exclusively in such courts. The Company irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by certified or registered mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding; provided that nothing herein shall prevent the Company from seeking to remove from the state court to the federal court or vice versa. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         12. MISCELLANEOUS.

                  a. AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

                  b. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                  c. BUSINESS DAY. For purposes of this Warrant, the term "business day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                  d. INDEMNIFICATION BY COMPANY.

                           i. The Company shall hold harmless and indemnify the
holder of this Warrant from and against, and shall compensate and reimburse such holder for, any damages which are directly or indirectly suffered or incurred by such holder or to which such holder may otherwise become subject (regardless of whether or not such damages relate to any third-party claim) and which arise from or as a result of, or are directly or indirectly connected with any breach of any of the Company's covenants set forth herein.

                           ii. In the event of the assertion or commencement by
any person of any claim or legal proceeding with respect to which the holder may have indemnification rights pursuant to this Section 12(d)(i), the holder shall promptly notify the Company thereof in writing, but the failure to so notify the Company will not limit the holder's rights to indemnification hereunder, except to the extent the Company demonstrates that the defense of such action is prejudiced by the failure to so give such notice. Within a reasonable time of receipt of such notice, the Company may at its election participate at its own expense in the defense of such claim or assume the defense of any such claim with counsel chosen by the Company; provided, however, that if the defendants in any such action include such holder and the Company and the holder shall have been advised by its counsel that there may be legal defenses available to the holder which are different from or additional to and in conflict with or present a potential conflict with those available to the Company, such holder shall have the right to employ its own counsel in such action, and in such event the reasonable fees and expenses of such counsel shall be borne by the Company. If the Company assumes the defense of such claim and no conflict exists permitting the holder to retain separate counsel pursuant to the immediately preceding sentence, the Company shall have no obligation to pay any fees or expenses of any counsel retained the holder or any other person entitled to indemnification hereunder in connection with such a claim. The holder shall not settle any claim in respect of which indemnification shall be sought hereunder without the prior written consent of the Company. The Company shall not be liable for any settlement of any action, claim, suit or proceeding (or for any related losses, damages, liabilities, costs or expenses) if such settlement is effectuated without its written consent, which shall not be unreasonably withheld.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                                     LIFEPOINT, INC.



                                                     By:
                                                         -----------------------
                                                     Name: Linda H. Masterson
                                                     Title:  President and CEO

                           FORM OF EXERCISE AGREEMENT
         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

To:      LifePoint, Inc.
         1205 South Dupont Street
         Ontario, California  91761
         Telecopy:  (909) 418-3003
         Attn:  Linda H. Masterson, Chief Executive Officer

         The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of LifePoint, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), evidenced by the attached Warrant, in accordance with the conditions and provisions of said Warrant. The undersigned shall submit as payment for such purchase, at the option of the holder, either (i) an amount equal to the product of the Exercise Price multiplied by the number of shares being purchased hereby, or (ii) forfeiture of a number of shares of the Common Stock which would have been issuable under the Warrant equal to the aggregate Exercise Price payable for such exercise divided by the Market Price. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Warrant.

         The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

|_| The undersigned requests that the Company cause its transfer agent to electronically transmit the shares of the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER").

|_| In lieu of receiving the shares of the Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of the Common Stock.

         The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:________________________          ________________________________________
                                                 Signature of Holder
                                        ________________________________________
                                                  Name of Holder

                                        Address:
                                        ________________________________________
                                        ________________________________________
                                        PHONE:
                                        ________________________________________

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of the Common Stock covered thereby set forth hereinbelow, to:

    NAME OF ASSIGNEE                  ADDRESS                     NO. OF SHARES
    ----------------                  -------                     -------------



, and hereby irrevocably constitutes and appoints
_____________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:______________________
In the presence of
____________________________      Name:_________________________________________


                                  Signature:____________________________________
                                  Title of Signing Officer or Agent (if any):


                                  Address:
                                  ______________________________________________
                                  ______________________________________________

                                  Note:    The above signature should
                                           correspond exactly with the name on
                                           the face of the within Warrant.